EXHIBIT 10(b)

                                    FORM OF
                               CUSTODY AGREEMENT


      CUSTODY AGREEMENT ("Agreement") made this ____ day of September, 1998, between 1st Atlantic Guaranty Corporation, a Maryland corporation ("1ST ATLANTIC"), and Key First Company of Ohio ("CUSTODIAN") (collectively, "Parties").

                                  WITNESSETH:

      WHEREAS, 1ST ATLANTIC is registered with the Securities and Exchange Commission ("SEC") as a face-amount certificate company within the meaning of
Section 4(1) of the Investment Company Act of 1940 ("1940 Act"); and

      WHEREAS,  1ST  ATLANTIC  proposes  to  issue  face-amount   certificates
("Certificates") and will register the same under the Securities Act of 1933 ("1933 Act"), to the extent required thereby; and

      WHEREAS, CUSTODIAN has the qualifications prescribed in Section 26(a)(1) of the 1940 pursuant to Section 28(c) of the 1940 Act.

      NOW THEREFORE, in consideration of the mutual covenants and agreements made herein, the Parties agree as follows:


                         I. APPOINTMENT OF CUSTODIAN;
                       ASSETS COVERED BY THIS AGREEMENT


A.    EMPLOYMENT

      1ST ATLANTIC hereby employs CUSTODIAN to serve as the custodian of the cash, securities and other assets (collectively, "assets") that it delivers to CUSTODIAN pursuant to this Agreement. CUSTODIAN agrees to hold, maintain, and dispose of the assets that it receives from 1ST ATLANTIC in accordance with the terms of this Agreement.


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B.    REQUIRED RESERVES

      1ST ATLANTIC shall, from time to time, deliver to and maintain with CUSTODIAN (and, in 1ST ATLANTIC's sole discretion, one or more additional custodians) qualified investments having at all times an aggregate value at least equal to the amount 1ST ATLANTIC is required to maintain as reserves pursuant to Section 28(a) of the 1940 Act ("required reserves"), which amounts shall be set out in reports submitted by 1ST ATLANTIC to CUSTODIAN pursuant to
Section IV.B.1. hereof.

      CUSTODIAN acknowledges that 1ST ATLANTIC may, pursuant to the terms of this Agreement, withdraw any of its assets held hereunder at any time by substituting qualified investments of equal or greater value, or without such substitution, to the extent the aggregate value of the qualified investments held hereunder exceeds the required reserves.


C.    QUALIFIED INVESTMENTS; CERTIFICATES

      1. QUALIFIED INVESTMENTS. For purposes of this Agreement, "qualified investments" shall have the meaning given to it by Section 28(b) of the 1940 Act, as administered by the SEC. Qualified investments shall be valued, for the purpose of determining compliance with the deposit requirements of Section 28 of the 1940 Act, in accordance with the District of Columbia Code, where applicable, and otherwise as prescribed by the SEC. Any asset deposited with CUSTODIAN shall be accompanied by a statement made by an Authorized Person from 1ST ATLANTIC (as defined below) giving the value of the assets and stating that Authorized Person's opinion that the asset is a qualified investment.

      2.    CERTIFICATES.   Whenever   used  in  this   Agreement,   the  term
"Certificate" shall mean a "face-amount certificate" as that term is defined in Section 2(a)(15) of the 1940 Act, unless otherwise expressly noted.


                           II. SAFEKEEPING OF ASSETS


A.    DUTIES OF CUSTODIAN WITH RESPECT TO SECURITIES

      1. HOLDING OF SECURITIES. CUSTODIAN shall hold and physically segregate for the account of 1ST ATLANTIC all securities delivered by 1ST ATLANTIC pursuant to this Agreement; PROVIDED, however, that CUSTODIAN may, pursuant to Section II.A.4. of this Agreement, maintain such securities in a clearing agency that acts as a securities depository or in a book-entry system authorized by the U.S. Department of the Treasury and certain federal agencies (each, a "Securities System").

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      2.    DELIVERY  OF  SECURITIES.  CUSTODIAN  shall  release  and  deliver securities held by it or in its account with a Securities System (i) only upon receipt of Proper Instructions, as defined below, from 1ST ATLANTIC, (ii) only where there would remain in its custody, after the release and delivery of such securities, an amount of qualified investments sufficient to meet 1ST ATLANTIC's reserve requirements at the time, and (iii) only in the following cases:

      a) Upon sale of such securities for the account of 1ST ATLANTIC and receipt of payment therefor;

      b) In the case of a sale effected through a Securities System, in accordance with the provisions of Section II.A.4. hereof;

      c) To the issuer thereof or its agent when such securities are called, redeemed, retired or otherwise become payable; PROVIDED that, in any such case, the cash or other consideration is to be delivered to CUSTODIAN;

      d) To the issuer thereof, or its agent, for transfer into the name of 1ST ATLANTIC or into the name of any nominee or nominees of CUSTODIAN; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; PROVIDED that, in any such case, the new securities are to be delivered to CUSTODIAN;

      e) Upon the sale of such securities for the account of 1ST ATLANTIC, to the broker or its clearing agent, against a receipt, for examination in accordance with "street delivery" custom;

      f) For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement; PROVIDED that, in any such case, the new securities and cash, if any, are to be delivered to CUSTODIAN;

      g) In the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities; PROVIDED that, in any such case, the new securities and cash, if any, are to be delivered to CUSTODIAN;

      h) For delivery in connection with any loans of securities made by 1ST ATLANTIC, BUT ONLY against receipt of adequate collateral as the Parties may mutually agree in writing, which collateral may be in the form of cash or obligations issued by the United States government, its agencies or instrumentalities;

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      i)    For delivery as security in connection  with any borrowings by 1ST requiring a pledge of assets by 1ST ATLANTIC, BUT ONLY against receipt of amounts borrowed;

      j) For delivery in accordance with the provisions of any agreement among 1ST ATLANTIC, CUSTODIAN and a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of The National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by 1ST ATLANTIC;

      k) Upon receipt of Proper Instructions from 1ST ATLANTIC to the extent 1ST ATLANTIC substitutes securities or other qualified investments of equal or greater value, or without such substitution, to the extent the aggregate value of the qualified investments held hereunder exceeds the required reserves.

      l) For any other proper corporate purpose, BUT ONLY upon receipt of, in addition to Proper Instructions from 1ST ATLANTIC, a certified copy of a resolution of the Board of Directors or of the Executive Committee of the Board signed by an officer of 1ST ATLANTIC and certified by the Secretary or an Assistant Secretary, specifying the securities of 1ST ATLANTIC to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper purpose, and naming the person or persons to whom delivery of such securities shall be made.

      In delivering any securities pursuant to this Section, CUSTODIAN shall credit to the account of 1ST ATLANTIC the cash or other property received therefor, except to the extent that CUSTODIAN may be instructed otherwise by certified resolution meeting the requirements of paragraph
      (l) of this Section.

      3. REGISTRATION OF SECURITIES. Securities held by CUSTODIAN (other than bearer securities) shall be registered in the name of 1ST ATLANTIC or in the name of any nominee of 1ST ATLANTIC or of any nominee of CUSTODIAN that 1ST ATLANTIC acknowledges in writing to be acceptable. CUSTODIAN shall clearly note on its records "1ST ATLANTIC" for each security of 1ST ATLANTIC it holds. All securities accepted by CUSTODIAN on behalf of 1ST ATLANTIC under the terms of this Agreement shall be in "street name" or other good delivery form.

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      4.    DEPOSIT OF SECURITIES IN SECURITIES SYSTEMS. CUSTODIAN may deposit and/or maintain securities owned by 1ST ATLANTIC in a Securities System, subject to the following provisions:

      a) CUSTODIAN may keep securities of 1ST ATLANTIC in a Securities System provided that such securities are represented in an account ("Account") of CUSTODIAN in the Securities System which shall not include any assets of CUSTODIAN other than assets held as a fiduciary, custodian or otherwise for customers;

      b) The records of CUSTODIAN with respect to securities of 1ST ATLANTIC that are maintained in a Securities System shall identify by book-entry those securities belonging to 1ST ATLANTIC;

      c) CUSTODIAN shall pay for securities purchased for the account of 1ST ATLANTIC upon (i) receipt of written or electronically accessible advice from the Securities System that such securities have been transferred to the Account, and (ii) the making of an entry on the records of CUSTODIAN to reflect such payment and transfer for the account of 1ST ATLANTIC. CUSTODIAN shall transfer securities sold for the account of 1ST ATLANTIC upon (i) receipt of written or electronically accessible advice from the Securities System that payment for such securities has been transferred to the Account, and (ii) the making of an entry on the records of CUSTODIAN to reflect such transfer and payment for the account of 1ST ATLANTIC. Copies of all advices from the Securities System of transfers of securities for the account of 1ST ATLANTIC shall identify 1ST ATLANTIC, be maintained for 1ST ATLANTIC by CUSTODIAN and be provided to 1ST ATLANTIC at its request. Upon request, CUSTODIAN shall furnish 1ST ATLANTIC confirmation of each transfer to or from the account of 1ST ATLANTIC in the form of a written advice or notice and shall furnish to 1ST ATLANTIC copies of daily transaction sheets reflecting each day's transactions in the Securities System for the account of 1ST ATLANTIC. CUSTODIAN shall also comply with all requirements of Rule 17f-4 under the 1940 Act;

      d) CUSTODIAN shall provide 1ST ATLANTIC with any report obtained by CUSTODIAN on the Securities System's accounting system, internal accounting controls and procedures for safeguarding securities deposited in the Securities System. CUSTODIAN shall send to 1ST ATLANTIC such reports automatically whenever there is a material change in any such systems;

      e) Notwithstanding any other provision of this Agreement, CUSTODIAN shall be liable to 1ST ATLANTIC for any loss or damage resulting from use of the Securities System by reason of any negligence, misfeasance or misconduct of CUSTODIAN or any of its agents or of any of its or their employees or from failure of CUSTODIAN or any

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            such agent to use reasonable  efforts to enforce such rights as it may have against the Securities System or any guarantee or insurance fund; at the election of 1ST ATLANTIC, it shall be entitled to be subrogated to the rights of CUSTODIAN or any agent with respect to any claim against the Securities System or any other person or fund which CUSTODIAN or agent may have as a consequence of any such loss or damage if and to the extent that 1ST ATLANTIC has not been made whole for any such loss or damage.


B.    DUTIES WITH RESPECT TO CASH AND PAYMENT OF MONIES

      1.    BANK ACCOUNTS

      CUSTODIAN shall open and maintain in the name of CUSTODIAN a separate bank account or accounts in banks or trust companies in the United States in the name of 1ST ATLANTIC, subject only to draft or order by CUSTODIAN acting pursuant to the terms of this Agreement, and shall hold in such account or accounts, subject to the provisions hereof, all cash received by it from or for the account of 1ST ATLANTIC. Funds held by CUSTODIAN for 1ST ATLANTIC may be deposited by it to its credit as CUSTODIAN in such banks or trust companies (including, without limitation, affiliates of CUSTODIAN) as it may in its discretion deem necessary or desirable; PROVIDED, however, that every such bank or trust company shall be qualified to act as a custodian under Section 26(a) of the 1940 Act and that each such bank or trust company and funds to be deposited with each such bank or trust company shall be approved by vote of a majority of the Board of Directors of 1ST ATLANTIC. Such funds shall be deposited by CUSTODIAN in its capacity as CUSTODIAN and shall be withdrawable by CUSTODIAN only in that capacity; PROVIDED, however that depositing such funds shall not relieve CUSTODIAN of its responsibilities or liabilities hereunder.

      2.    PAYMENT OF MONIES

         Upon receipt of Proper Instructions from 1ST ATLANTIC, CUSTODIAN shall pay out monies in the following cases only:

      a) Upon the purchase of securities for the account of 1ST ATLANTIC but only (i) against the delivery of such securities to CUSTODIAN registered in the manner required for such instruments to be held pursuant to this Agreement or in proper form for transfer; or (ii) in the case of a purchase effected through a Securities System, in accordance with the conditions set forth in Section II.A.4. hereof;

      b) In connection with conversion, exchange or surrender of securities owned by 1ST ATLANTIC;

      c)    For the  redemption or repurchase  of  Certificates  issued by 1ST
            ATLANTIC;

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      d)    For the  payment  of any  expense  or  liability  incurred  by 1ST
            ATLANTIC,  including but not limited to the following payments for
            the  account  of  1ST  ATLANTIC:   interest,   taxes,  management,
            accounting and legal fees, and operating expenses of 1ST ATLANTIC;
            and

      e) Upon withdrawal of monies to the extent the aggregate value of qualified investments held hereunder exceed the required reserves;

      f) For any other proper purpose, BUT ONLY upon receipt of, in addition to Proper Instructions from 1ST ATLANTIC on behalf of 1ST ATLANTIC, a certified copy of a resolution of the Board of Directors or of the Executive Committee of 1ST ATLANTIC signed by an officer of 1ST ATLANTIC and certified by its Secretary or an Assistant Secretary, specifying the amount of such payment, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper purpose, and naming the person or persons to whom such payment is to be made.


C. DUTIES OF CUSTODIAN WITH RESPECT TO REAL ESTATE AND REAL ESTATE RELATED INVESTMENTS

      1.    MORTGAGES, TRUST DEEDS, ETC.

      Any mortgage, trust deed, or other security instrument (collectively, "Instrument") evidencing a secured interest in real estate and/or improvement thereon (collectively, "Property") that 1ST ATLANTIC delivers to CUSTODIAN pursuant to this Agreement shall be accompanied by the following additional documents:

      a)    Any note or bond secured thereby, duly endorsed.

      b) If such Instrument does not secure a note or bond, an assignment of the Instrument, with the name of the assignee left blank.

      c) An attorney's opinion as to title, or a certificate or policy issued by a title insurance company, stating or showing as of the date thereof such Instrument to be a first lien upon the real estate described therein.

      d) A certificate of insurance adequately protecting against any reasonably foreseeable hazard, showing the amount of such insurance, the hazards insured against, and the expiration date or dates of such policy.

      e) Whenever the delivery of any Instrument to the CUSTODIAN is required by the terms of this Agreement and such Instrument is on file pursuant to or is required to be filed with a public officer by the statutes of any state, a copy of such Instrument, duly

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            certified  by any  officer  of  1ST  ATLANTIC  to be a  true  copy thereof, may be delivered in lieu of such original Instrument.

      For purposes of this Section II.C.1., an Instrument shall not be deemed to be other than a first lien upon the property covered thereby by reason of the existence of taxes or assessments that are not delinquent, instruments creating or reserving mineral, oil, or timber rights, rights of way, joint
driveways,   sewer  rights,  rights  in  walls,  nor  by  reason  of  building restrictions or other restrictive covenants, nor when such real estate is subject to lease in whole or in part whereby rents or profits are reserved to the owner.

      2.    MODIFICATIONS TO INSTRUMENTS

      1ST ATLANTIC and the owner of any real estate subject to any Instrument being maintained with CUSTODIAN may at any time before sale at foreclosure of the real estate described therein, whether such Instrument be in default or otherwise, by agreement in writing, change or modify the terms thereof in respect to, among other things, the rate of interest, the time or manner of the payment of principal or interest, whether in default or thereafter becoming due, and the amount of principal. A copy of any such agreement shall be filed forthwith with the CUSTODIAN.

      3.    TAXES

      1ST ATLANTIC agrees to pay and discharge any and all taxes, assessments and other governmental charges (collectively, "Taxes") levied upon or against any real estate covered by any Instrument maintained with CUSTODIAN, if not paid by the person or corporation under the primary duty of paying the same, within six months after the same become delinquent. If any Taxes are not paid within six months after they become delinquent, CUSTODIAN is hereby authorized to pay and discharge the same; PROVIDED, however, if 1ST ATLANTIC shall notify CUSTODIAN in writing that it or the owner of the real estate involved desires to contest the validity of the Tax or the amount thereof, CUSTODIAN shall not pay and discharge the same until the validity or amount thereof has been determined by final judgment of a court of competent jurisdiction.

      4.    POSSESSION; SALE OR EXCHANGE OF PROPERTY

      1ST ATLANTIC shall be entitled to the possession of any Property maintained with CUSTODIAN, with full right to manage, repair, improve and lease the same and to receive and retain the rents and income therefrom. In the event 1ST ATLANTIC desires to sell any Property maintained with CUSTODIAN hereunder, or exchange the same for any other qualified investment maintained by CUSTODIAN, CUSTODIAN shall execute any instrument or instruments necessary or appropriate to consummate such sale or exchange, and shall forward the same to the person or persons that 1ST ATLANTIC shall designate; PROVIDED, however, that if, as a result of the sale or exchange, the amount being maintained with CUSTODIAN would fall below the amount of the required reserves, ATLANTIC shall, before or at the time such sale or exchange is consummated, deliver,

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transfer  or  convey  to  CUSTODIAN   additional   assets  so  that  upon  the
consummation of the sale or exchange the amount being maintained with CUSTODIAN shall equals or exceeds the required reserves.


D.    DUTIES OF CUSTODIAN WITH RESPECT TO OTHER ASSETS

      Unless and until CUSTODIAN receives contrary Proper Instructions from 1ST ATLANTIC, CUSTODIAN shall:

      1. Detach from and present at the proper time for payment all coupons and other income items that require presentation and that are held by CUSTODIAN hereunder. All items of income from dividends and interest on securities that are depository eligible (i.e., depositable with Depository Trust Company and/or Federal Reserve Book Entry) shall be credited to 1ST ATLANTIC's account and made available in federal funds on the date succeeding the date such items are payable without regard to actual receipt by CUSTODIAN; income on non-eligible securities, physically held in CUSTODIAN's vault, shall be credited to 1ST
      ATLANTIC's account upon receipt of funds from the paying agent. CUSTODIAN, at its own expense, shall undertake such procedures as may be necessary to collect such items of income as are not actually received by CUSTODIAN and the credit of such items to 1ST ATLANTIC's account shall be subject to final payment; provided, however, that 1ST ATLANTIC shall collect all interest and principal payments made on mortgages and real estate properties.

      2. Present for payment all securities which may mature or be called, redeemed, retired or which may otherwise become payable and credit the proceeds thereof, and any other principal payments, to the account of 1ST ATLANTIC and furnish 1ST ATLANTIC with a description of the source of each such payment. 1ST ATLANTIC shall be credited, and federal funds made available, on the maturity date of short-term securities customarily settled on a "same-day" basis. Redemptions shall be credited to the account of 1ST ATLANTIC upon collection and federal funds made available on the next business day.


E.    PROTECTION AGAINST CLAIMS BY CUSTODIAN'S CREDITORS

      CUSTODIAN shall take all reasonable and appropriate steps to help protect 1ST ATLANTIC's assets against claims by CUSTODIAN's creditors in the event of CUSTODIAN's insolvency, bankruptcy or similar circumstances, including the daily investment of cash advances in temporary overnight investments, as directed by 1ST ATLANTIC's investment adviser.

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              III. PROCEDURES IN CASE OF DEFAULT BY 1ST ATLANTIC


A.    COLLATERAL SECURITY

      The assets maintained with CUSTODIAN shall be held, subject to 1ST ATLANTIC's right of withdrawal, by CUSTODIAN so long as any liability exists upon any of the Certificates secured thereby. Such assets shall be deemed delivered to CUSTODIAN as collateral security for the payment by 1ST ATLANTIC to Certificate holders of cash payments due under the terms and conditions of such Certificates.


B.    CURING DEFAULTS

      If 1ST ATLANTIC fails to make any cash payment provided in any outstanding Certificate, CUSTODIAN shall, upon the written request of the holder, and after giving thirty days' written notice of its intention to do so, use so much of the assets maintained with it as is necessary to pay and discharge the liability if not cured by the end of the thirty day period. To that end, CUSTODIAN shall have the right to sell any asset then held by it and not due at probate sale, or at public auction, giving 1 ATLANTIC at least ten days' written notice of the time, place, and manner of sale; to collect any asset then due or which becomes due during the continuance of said default, with or without suit, and to foreclose any asset then subject to foreclosure in CUSTODIAN's name or in that of 1ST ATLANTIC, giving to 1ST ATLANTIC at least five days' written notice of the time and place of the sale. CUSTODIAN shall apply the proceeds realized, or so much as shall be necessary, to the discharge of the liability in default. If 1ST ATLANTIC in good faith disputes the right of any person under any Certificate to receive it or the amount claimed and so notifies CUSTODIAN in writing thereof, no default, for the purposes of this section, shall be deemed to arise until such dispute is settled between the parties thereto or is determined by final judgment of a court of competent jurisdiction.


C.    NOTIFICATION

      If CUSTODIAN shall determine to apply any asset maintained with it to the discharge of a default by the collection, sale or foreclosure of the same, it shall forthwith notify 1ST ATLANTIC in writing of its intention so to do, identifying the asset or assets, and shall thereafter be entitled to all then unpaid interest, dividends or other income due or to become due thereon, PROVIDED that if any of said assets be not sold, collected or foreclosed, 1ST ATLANTIC, upon the discharge of the default, shall become entitled to any such interest, dividends or other income not applied in the discharge of such default.

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D.    ATTORNEY-IN-FACT

      For the purpose of realizing the amount necessary to discharge the default, 1ST ATLANTIC does hereby irrevocably make, constitute and appoint CUSTODIAN its attorney-in-fact in respect to assets maintained with it to complete and to make or execute any assignments, transfers, endorsements, cancellations, satisfactions, collections, and settlements, in the name of 1ST ATLANTIC or otherwise, and to do any and all acts consistent with CUSTODIAN's obligations under this Agreement.


E.    BANKRUPTCY

      Should 1ST ATLANTIC be adjudged a bankrupt under the Federal Bankruptcy Act or insolvent by final judgment or decree of any court of competent jurisdiction, and a trustee in bankruptcy or a general receiver be appointed, CUSTODIAN shall, in and when authorized by an order of the court, surrender and deliver all assets then maintained with it hereunder, subject to any legal claims which it may have thereon for compensation for services or for reimbursement for unpaid expenses or advancements, to such trustee or receiver, and shall thereupon be relieved of any and all further duties in respect thereto; PROVIDED, however, that such surrender and delivery shall be without prejudice to any rights which Certificate holders may have in said assets to have them applied according to the usual rules and principles of law applicable to collateral security.


                         IV. REPORTS AND INSPECTIONS


A.    BY AND OF CUSTODIAN


      1.    ACTIVITY REPORTS

      CUSTODIAN shall furnish to 1ST ATLANTIC daily activities advices including projected settlement reports as well as fail control reports and trades processed reports. CUSTODIAN shall furnish a monthly statement of account reflecting all activity during the previous month and a priced asset listing of all assets held at the end of the month. CUSTODIAN will also furnish an inventory of assets at such reasonable times as requested by 1ST ATLANTIC.

      2.    CONTROL ACCOUNTS

      CUSTODIAN shall maintain control accounts for the assets of 1ST ATLANTIC and shall update the control records of these accounts for all securities payments.

      3.    INVENTORY AND INSPECTION OF ASSETS

      Upon 1ST ATLANTIC's written request, CUSTODIAN shall furnish 1ST ATLANTIC or 1ST ATLANTIC's public accountants or other examiners with a certified inventory of all assets then held hereunder at CUSTODIAN's premises or on its agents, premises and/or make assets available for inspection in connection with 1ST ATLANTIC's annual audits or other periodic examinations, other than assets that are placed with a Securities System as permitted hereby.

      In addition, CUSTODIAN shall provide 1ST ATLANTIC at such times as 1ST ATLANTIC may reasonably request, with reports by CUSTODIAN or by independent public accountants on CUSTODIAN's own accounting system, internal accounting control and procedures for safeguarding securities, including securities deposited and/or maintained in a Securities System, relating to the services provided by CUSTODIAN under this Agreement. Such reports shall be of sufficient scope and in sufficient detail as may reasonably be required by 1ST ATLANTIC to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the reports shall so state. CUSTODIAN shall provide such reports automatically whenever there is a material change in any such system.

      4.    INSURANCE; FINANCIAL CONDITION

      CUSTODIAN shall furnish to 1ST ATLANTIC upon request information concerning the insurance or bonding coverage applicable to 1ST ATLANTIC's assets. In addition, CUSTODIAN will promptly inform 1ST ATLANTIC in the event of any material adverse change in its financial condition or any loss of the assets of 1ST ATLANTIC.

      5.    RECORDS AND INSPECTION OF RECORDS

      CUSTODIAN shall create and maintain all records relating to its activities and obligations under this Agreement in such manner as will meet the obligations of 1ST ATLANTIC under 1940 Act, with particular attention to
Section 31 thereof and the rules thereunder. All such records shall be the property of 1ST ATLANTIC and shall at all times during the regular business hours of CUSTODIAN be open for inspection by duly authorized officers, employees or agents of 1ST ATLANTIC and employees and agents of the SEC.

      6.    MORTGAGE-RELATED DOCUMENTS

      1st ATLANTIC may from time to time request access to mortgage-related documents on deposit with CUSTODIAN and may temporarily borrow them from CUSTODIAN for copying, examination, title searches and similar purposes. 1ST ATLANTIC shall leave written evidence of such borrowing with CUSTODIAN, signed by two officers of 1ST ATLANTIC, and shall promptly return such documents when it has finished using them.


B.    BY AND OF 1ST ATLANTIC

      1.    MONTHLY REPORTS

      1ST ATLANTIC shall make monthly reports to CUSTODIAN stating, as of the last day of the preceding month:

      a) the aggregate value of qualified investments on deposit with CUSTODIAN, and

      b) the aggregate amount of reserves required to be maintained in respect of all outstanding Certificates.

      The first monthly statement every year shall be made and certified by an independent public accountant and the others shall be verified by an authorized person from 1ST ATLANTIC. CUSTODIAN may conclusively rely upon such statements, unless it has knowledge or notice that such statements are not true.

      CUSTODIAN shall promptly examine the monthly reports submitted by 1ST ATLANTIC and compare the amount of required reserves to the value of assets actually on deposit with it. If it appears that the amount of assets on deposit with CUSTODIAN are less than required hereunder, it shall within 30 days of ascertaining such fact notify 1ST ATLANTIC and the SEC in writing of such deficiency.

      2.    CERTIFICATIONS

      1st ATLANTIC shall, from time to time, provide CUSTODIAN with written certifications of such information and data as CUSTODIAN shall reasonably request to permit CUSTODIAN to discharge its duties and responsibilities under this Agreement, which information may include, without limitation, the reports specified in Section IV.B.1. above. CUSTODIAN shall be entitled to rely on the information and data set out in the written certifications provided by 1st ATLANTIC until such time as 1st ATLANTIC files a subsequent certification with CUSTODIAN, unless it has knowledge or notice that such certification is not true.

                                  V. PROXIES


      CUSTODIAN shall deliver immediately to 1ST ATLANTIC all proxies, notices and communications relating to securities held by it hereunder, which it may receive from sources other than 1ST ATLANTIC. Unless otherwise directed in writing by an Authorized Person of 1ST ATLANTIC, CUSTODIAN shall cause such proxies to be executed in blank by the registered holder of such securities, if the securities are registered in the name of CUSTODIAN or its nominee, without indicating the manner in which such proxies are to be voted.

      1ST ATLANTIC hereby authorizes CUSTODIAN to provide 1ST ATLANTIC's name, address, and share position to requesting companies whose securities 1ST ATLANTIC owns.


                              VI. CUSTODIAN FEES


      1ST ATLANTIC shall pay to CUSTODIAN the fees and charges set forth in Exhibit A of this Agreement, as amended in writing from time to time by the Parties. CUSTODIAN agrees that it shall have no lien at any time upon any assets held by it pursuant to this Agreement.


                            VII. STANDARD OF CARE


      CUSTODIAN shall not be liable on account of any action or omission in connection with the investments of 1ST ATLANTIC, except for CUSTODIAN's own negligence or willful misconduct, PROVIDED that in any and every case where CUSTODIAN makes payment for the purchase of securities for the account of 1ST ATLANTIC in advance of receipt of the securities purchased in the absence of specific written instructions from 1ST ATLANTIC to so pay in advance, CUSTODIAN shall be absolutely liable to 1ST ATLANTIC for such securities to the same extent as if the securities had been received by CUSTODIAN.

      Except  as  may  arise  from   CUSTODIAN's  own  negligence  or  willful
misconduct or that of its agents or employees, or as otherwise provided in this Agreement, CUSTODIAN shall be without liability to 1ST ATLANTIC for any loss, liability, claim or expense resulting from or caused by: (i) events or circumstances beyond the reasonable control of CUSTODIAN or Securities System or any agent or nominee of any of the foregoing, including, without limitation, the interruption, suspension or restriction of trading on or the closure of any securities market, power or other mechanical or technological failures or interruptions, computer viruses or communications disruptions, acts of war or terrorism, riots, revolutions, work stoppages, natural disasters or other similar events or acts; (ii) errors by 1ST ATLANTIC or its investment adviser in their instructions to CUSTODIAN provided such instructions have been in accordance with this Agreement; (iii) the insolvency of or acts or omissions by a Securities System, except as provided in Section II.A.4. hereof; (iv) delays or inability to perform its duties due to any disorder in market infrastructure with respect to any particular security or Securities System, except as provided pursuant to Sections II.A.4. hereof; and
(v) compliance with any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or any other country, or political subdivision thereof or of any court of competent jurisdiction.


               VIII. NAMES AND SIGNATURES OF AUTHORIZED PERSONS


A.    AUTHORIZED PERSONS

      1ST ATLANTIC shall, from time to time, provide CUSTODIAN with a certified list designating the persons authorized to act hereunder for and on behalf of 1ST ATLANTIC along with specimen signatures and the title of said persons (each, an "Authorized Person"). CUSTODIAN is authorized to rely and act upon Proper Instructions signed by such Authorized Person or Persons in the form described in paragraph B, as were so designated in the most recent certified list from 1ST ATLANTIC which has been delivered to CUSTODIAN and received by it.


B.    PROPER INSTRUCTIONS

      "Proper Instructions" as used throughout this Agreement means a writing signed or initialed by one or more Authorized Person or Persons as the Board of Directors of 1ST ATLANTIC shall have from time to time authorized. Each such writing shall set forth the specific transaction or type of transaction involved, including a specific statement of the purpose for which such action is requested. Oral instructions will be considered Proper Instructions if CUSTODIAN reasonably believes them to have been given by a person authorized to give such instructions with respect to the transaction involved; PROVIDED, however, that in no event may CUSTODIAN rely on oral instructions where the speaker fails to identify him or herself using the pre-established identification code, which the Parties shall establish for this purpose prior to CUSTODIAN's reliance on any oral instruction. 1ST ATLANTIC shall cause all oral instructions to be confirmed in writing by either telecopier or telex. Upon receipt of a certificate of the Secretary or an Assistant Secretary as to the authorization by the Board of Directors of 1ST ATLANTIC, accompanied by a detailed description of procedures approved by the Board of Directors, Proper Instructions may include communications effected directly between electro-mechanical or electronic devices provided that the Board of Directors and CUSTODIAN are satisfied that such procedures afford adequate safeguards for 1ST ATLANTIC's assets.

                    IX. TERM AND TERMINATION OF AGREEMENT


      The term of the Agreement shall begin on __________, 1998, and shall continue until terminated in accordance with the terms thereof, PROVIDED that this Agreement shall not become effective or continue in effect unless initially approved or continued at least annually, as the case may be, by the vote of a majority of directors of 1ST ATLANTIC, including a majority of those directors who are not parties to this Agreement or "interested persons" of any party to the Agreement, within the meaning of the 1940 Act. 1ST ATLANTIC may terminate this Agreement at any time by written notice thereof and appoint a successor CUSTODIAN. The written notice of termination must be delivered together with a copy of the resolution of 1ST ATLANTIC's Board of Directors authorizing such termination, and certified by the Secretary and Assistant Secretary of 1ST ATLANTIC, by registered mail to CUSTODIAN.

      CUSTODIAN may resign as custodian by giving 1ST ATLANTIC sixty days' written notice of such termination by registered mail addressed to 1ST ATLANTIC at its principal place of business. 1ST ATLANTIC shall use its best efforts to appoint a successor CUSTODIAN within six months of receiving the notice of resignation. If 1ST ATLANTIC fails to so appoint a successor, CUSTODIAN may petition any competent court for the appointment of a successor custodian. If the appointee and 1ST ATLANTIC fail to agree upon the compensation to be paid to the appointee, the court may fix the amount.

      No substitution or resignation shall become effective until a successor CUSTODIAN has been appointed and has accepted such appointment. Upon service of written notice of such appointment and acceptance, CUSTODIAN shall deliver all securities and other assets belonging to 1ST ATLANTIC held by it to the successor custodian.

      Any   successor   CUSTODIAN   appointed   hereunder   shall   meet   the
qualifications of Section 26(a)(1) of the 1940 Act, as administered by the SEC.

      Upon termination hereof, 1ST ATLANTIC shall pay to CUSTODIAN such compensation as may be due as of the date of such termination.


                            X. SUCCESSOR CUSTODIAN


A.    AUTOMATIC SUCCESSION

      Any bank or trust company into which CUSTODIAN or any successor custodian may be merged or converted or with which it or any successor custodian may be consolidated or any bank or trust company resulting from any merger, conversion or consolidation to which CUSTODIAN or any successor custodian shall be a party or any bank or trust company succeeding to the business of CUSTODIAN or any successor custodian, shall be substituted as successor custodian under this Agreement without the execution of any instrument or any further act on the part of 1ST ATLANTIC or CUSTODIAN or any successor custodian.


B.    POWERS

      Any such successor custodian shall have all powers, duties, and obligations of the preceding CUSTODIAN under this Agreement and any amendments thereof. CUSTODIAN shall, upon termination, deliver to such successor custodian at the office of CUSTODIAN, duly endorsed and in the form for transfer, all securities and other assets of 1ST ATLANTIC then held by it or its agents, and shall transfer to an account of the successor custodian all of the securities of 1ST ATLANTIC held in a Securities System.


                        XI. DISCLOSURE OF INFORMATION


      1ST ATLANTIC and CUSTODIAN agree that the information communicated by either Party to this Agreement to the other will be regarded as having been disclosed in confidence and that neither Party will use such information except in rendering the services covered in this Agreement and except as may be disclosed pursuant to an inspection of documents and/or securities or response to a request for information made pursuant to an order of a court of competent jurisdiction or made by a governmental agency.


                        XII. CONSTRUCTION OF AGREEMENT


      CUSTODIAN and 1ST ATLANTIC acknowledge that they have read this Agreement, including Exhibit A, physically attached and made a part hereof, and agree that this Agreement constitutes the entire understanding, agreement and contract between them and supersedes any and all prior or contemporaneous oral or written communications or representations with respect to their rights and obligations and the subject matter hereof, and any and all such prior or contemporaneous oral or written communications or representations are merged herein. This Agreement shall not be modified, interpreted, supplemented or amended or in any way revised or altered, except by an instrument in writing signed by the duly authorized officers of the parties hereto. It is understood that this Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

                                XIII. NOTICES


      All notices, requests, or other communications ("notices") herein required or provided for hereunder shall be in writing and shall be deemed to have been duly given four days after mailing, if mailed by United States certified or registered mail, postage prepaid, return receipt requested, to the Parties or their representatives at the following addresses:

      For CUSTODIAN:


                                          Attn:


      For 1ST ATLANTIC:                   1ST ATLANTIC GUARANTY CORPORATION
                                          4847 Cordell Avenue, Suite 200
                                          Bethesda, MD 20814

                                          Attn: John J. Lawbaugh


      IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on their behalf by their duly authorized officers named below as of the day and year first above written.


ATTEST:


_____________________________             By_____________________________

                                          Title__________________________


ATTEST:                                   1ST ATLANTIC GUARANTY CORPORATION


_____________________________             By_____________________________

                                          Title__________________________

                                                                     EXHIBIT A


                               SCHEDULE OF FEES


                    [To be negotiated, from time to time.]